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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 3, 1998


                                 VISIONEER, INC.
             (Exact name of registrant as specified in its charter)

                                     0-27038
                            (Commission File Number)

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
                   Delaware                                                    94-3156479
(State or other jurisdiction of incorporation)                    (I.R.S. Employer Identification No.)
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                34800 Campus Drive, Fremont, CA 94555 (Address of
                   principal executive offices, with zip code)

                                 (510) 608-0300
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

     On December 3, 1998, Visioneer, Inc. (the "Company") issued two press releases, announcing that the Company has agreed to acquire ScanSoft, Inc., an indirect wholly owned subsidiary of Xerox, Inc. and that the Company has also agreed to sell its hardware business to a newly formed subsidiary of Primax Electronics Ltd.

     Under the Company's agreement with ScanSoft, the combined company will operate as a public corporation under the ScanSoft name. Pursuant to the terms of the agreement with ScanSoft, Visioneer will acquire Xerox's ScanSoft subsidiary for approximately 6.9 million shares of common stock, approximately
3.8 million shares of non-voting convertible preferred stock and the assumption of 1.8 million ScanSoft stock options. In addition, approximately 5.1 million outstanding Visioneer shares will be cashed out by Visioneer at $2.06 per share with consideration from Xerox, and those shares will then be owned by Xerox. Xerox will own 45% of the outstanding stock of ScanSoft after the merger, with Visioneer's current stockholders owning the remaining 55%. The ScanSoft transaction is scheduled to be completed in the first quarter of 1999.

     Under the Company's agreement with Primax, the newly formed Primax subsidiary will operate under the Visioneer name. Pursuant to the agreement, the Primax subsidiary will purchase all of Visioneer's current hardware assets and related intellectual property, and the Visioneer brand name for approximately $7 million. The closing of this transaction is expected to occur in January 1999. Visioneer and the new entity have also signed a multi-year licensing agreement to bundle PaperPort software products with its entire line of hardware imaging products.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

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
          20.1      Press Release entitled Visioneer Forms New Companies with Xerox and
                    Primax, dated December 3, 1998

          20.2      Press Release entitled Visioneer and Primax Partner to Form Worldwide
                    Scanner and Imaging Hardware Company, dated December 3, 1998
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Visioneer, Inc.



Date: December 8, 1998                      By: /s/  Richard M. Brenner
                                               ----------------------------
                                                Richard M. Brenner
                                                Chief Financial Officer


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                               INDEX TO EXHIBITS

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Exhibit
Number                            Description
-------                           -----------
20.1 Press Release entitled Visioneer Forms New Companies with Xerox and Primax, dated December 3, 1998

20.2 Press Release entitled Visioneer and Primax Partner to Form Worldwide Scanner and Imaging Hardware Company, dated December 3, 1998
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